UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025 (May 13, 2025)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 465-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Option and Award Plan

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Community Health Systems, Inc. (the “Company”) held on May 13, 2025, the Company’s stockholders approved the amendment and restatement of the Company’s 2009 Stock Option and Award Plan, as approved by the Company’s Board of Directors on March 12, 2025, subject to stockholder approval at the Annual Meeting (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan was included as part of Proposal 3 in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Changes in Roles of Regional Presidents

As a result of changes in the organizational structure of the Company’s leadership team and its impact on the role and responsibilities of the Company’s Regional Presidents, the Regional Presidents, including Chad A. Campbell, who was one of the Company’s named executive officers as reflected in the Proxy Statement, have ceased to be designated as “executive officers” of the Company as defined in Exchange Act Rule 3b-7, effective May 13, 2025 (but will continue to serve in the position of Regional President for the Company).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved the amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”), providing for the exculpation of certain officers of the Company as permitted by the Delaware General Corporation Law. The results of the stockholder vote on the Certificate of Amendment are set forth further below under Item 5.07 of this Current Report on Form 8-K. The Certificate of Amendment became effective upon its filing with the Delaware Secretary of State on May 13, 2025, following the Annual Meeting.

A description of the Certificate of Amendment was included as part of Proposal 4 in the Company’s Proxy Statement and is incorporated herein by reference. The foregoing summary of the Certificate of Amendment is qualified in its entirety by the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2026 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) Susan W. Brooks	100,410,834	420,237	102,983	17,044,409
(b) Lt. Gen. Ronald L. Burgess, Jr.	100,579,915	272,433	81,706	17,044,409
(c) John A. Clerico	99,737,304	1,115,682	81,068	17,044,409
(d) Michael Dinkins	99,100,439	1,751,520	82,095	17,044,409
(e) James S. Ely III	99,730,383	1,121,575	82,096	17,044,409
(f) John A. Fry	99,085,063	1,768,895	80,096	17,044,409
(g) Joseph A. Hastings, D.M.D.	100,403,263	451,016	79,775	17,044,409
(h) Tim L. Hingtgen	100,500,535	354,347	79,172	17,044,409
(i) Elizabeth T. Hirsch	100,568,971	286,920	78,163	17,044,409
(j) William Norris Jennings, M.D.	99,832,226	1,024,309	77,519	17,044,409
(k) K. Ranga Krishnan, MBBS	100,416,505	411,181	106,368	17,044,409

(l) Fawn D. Lopez	100,405,252	425,757	103,045	17,044,409
(m) Wayne T. Smith	99,777,155	1,071,983	84,916	17,044,409
(n) H. James Williams, Ph.D.	100,582,603	275,276	76,175	17,044,409

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
97,515,846	3,293,694	124,514	17,044,409

(3) The stockholders approved the amendment and restatement of the Company’s 2009 Stock Option and Award Plan, as approved by the Company’s Board of Directors as of March 12, 2025, subject to stockholder approval at the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
100,081,375	734,014	118,665	17,044,409

(4) The stockholders approved the Certificate of Amendment to the Company’s Restated Certificate of Incorporation to provide for the exculpation of certain officers of the Company as permitted by the Delaware General Corporation Law:

For	Against	Abstain	Broker Non-Votes
95,118,035	5,736,615	79,404	17,044,409

(5) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
116,290,009	1,176,853	511,601	n/a

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Community Health Systems, Inc., dated May 13, 2025
10.1†	Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date:	May 14, 2025	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen Chief Executive Officer and Director (principal executive officer)